UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2008

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas	75080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

(972) 497-5000
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported on Form 8-K, on August 3, 2007, Lennox International Inc. (the “Company”) entered into a written trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “2007 10b5-1 Plan”), to facilitate share repurchases under its share repurchase plan. The 2007 10b5-1 Plan, which became effective on September 4, 2007, terminated on February 8, 2008. On February 8, 2008, the Company entered into a new Rule 10b5-1 Plan (the “2008 10b5-1 Plan”) to facilitate continued purchases under its share repurchase plan. The 2008 10b5-1 Plan becomes effective on March 10, 2008 and terminates on April 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: February 8, 2008	By:	/s/ Kenneth C. Fernandez

Name: Kenneth C. Fernandez Title: Associate General Counsel